Exhibit 10.49

AMENDMENT NO. 2

TO

PALM, INC.

2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

(As Amended and Restated Effective as of October 5, 2006 and Amended as of September 12, 2007)

Pursuant to Section 7.1 of the Palm, Inc. 2001 Stock Option Plan for Non-Employee Directors, as amended and restated effective October 5, 2006 and amended effective September 12, 2007 (the “Plan”), the Plan is hereby amended as follows, effective as of February 2, 2009:

1. Section 5.2.4(b) of the Plan is hereby deleted in its entirety and replaced with the following:

“(b) The expiration of three (3) months from the date of the Participant’s Termination of Service prior to age 65 for any reason other than the Participant’s death or Disability, unless a different period is set forth in the Participant’s Option Agreement;”

2. Except as modified hereby, the Plan shall remain in full force and effect and unmodified.

IN WITNESS WHEREOF, Palm, Inc., by its duly authorized officer, has executed this Amendment No. 2 to the Plan on the date indicated below.

PALM, INC.

Dated: February 2, 2009	By:	/s/ Mary E. Doyle
	Name:	Mary E. Doyle
	Title:	Senior Vice President, General Counsel and Secretary